UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials under § 240.14a-12

UNITED FIRE GROUP, INC.

(Name of registrant as specified in its charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Step 1: Go to www.envisionreports.com/UFCS. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/UFCS Online Before the Meeting: Go to www.envisionreports.com/UFCS or scan the QR code — login details are located in the shaded bar below. The Sample Company Shareholder Meeting Notice 03SEDD + + Important Notice Regarding the Availability of Proxy Materials for the United Fire Group, Inc. 2023 Annual Meeting of Shareholders to be Held on May 17, 2023. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of shareholders are available on the Internet. Please follow the instructions below to view the materials and vote online, or request a paper copy of the proxy materials. The items to be voted on and the location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 Proxy Statement, 2022 Annual Report on Form 10-K/A, and the 2022 Annual Report to Shareholders are available at: Obtaining a Paper Copy of the Proxy Materials – If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 5, 2023 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically before the meeting must be received by 12:00 a.m. Central Time on May 17, 2023 Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. During the Meeting: Go to www.meetnow.global/M5Y2PNQ - login details are located in the shaded bar below.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/UFCS. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials United Fire Group, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 5, 2023. United Fire Group, Inc.’s 2023 Annual Meeting of Shareholders will be held on Wednesday, May 17, 2023 at 10:00 a.m. Central Time, at 118 Second Avenue SE, Cedar Rapids, IA 52401, and simultaneously conducted live via the Internet at www.meetnow.global/M5Y2PNQ. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and 3 and 1 YEAR on Proposal 4. 1. Election of Directors: 01- Scott L. Carlton (Class A Director) 02- Brenda K. Clancy (Class A Director) 03- Kevin J. Leidwinger (Class A Director) 04- Susan E. Voss (Class A Director) 2. Ratification of the appointment of Ernst & Young LLP as United Fire Group, Inc.’s independent registered public accounting firm for 2023. 3. Approval, on an advisory basis, of the compensation of United Fire Group, Inc.’s named executive officers. 4. Approval, on an advisory basis, of the frequency of future shareholder votes on executive compensation. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Shareholder Meeting Notice